UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2017

QS

GLOBAL EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Global Equity Fund for the twelve-month reporting period ended October 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

II	QS Global Equity Fund

Investment commentary

Economic review

Economic activity in the U.S. improved during the twelve months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. However, in October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, the same as when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on November 1, 2017, after the reporting period ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

QS Global Equity Fund	III

Investment commentary (cont’d)

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. After holding rates steady during the reporting period, on November 2, 2017, after the reporting period ended, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	QS Global Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective. The Fund invests primarily in the common stock of U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests at least 80% of its assets in equity and equity-related securities. As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal circumstances, the Fund invests in at least three countries, which may include the United States. Although the Fund’s focus is on large capitalization securities, the Fund may invest in securities of any market capitalization, including medium capitalization and small capitalization securities. The Fund may invest up to 25% of its net assets, determined at the time of purchase, in emerging market issuers.

We seek a broadly diversified portfolio of securities and add value through stock selection and region, country and sector allocation. We use a quantitative process that assesses stocks by relative attractive- ness based on a variety of measures including value, cash flow, earnings growth and sentiment. Region, country and sector allocations are based on rankings generated by our proprietary models.

Q. What were the overall market conditions during the Fund’s reporting period?

A. This was a strong period for equities, with all regions and most sectors posting positive returns, many in double digits during the twelve-month reporting period ended October 31, 2017. Global equities rose modestly at the end of 2016, in part due to the run-up in the U.S. after the U.S. presidential election in November 2016. Major equity markets ended 2016 with solid economic prospects, and central banks remained generally accommodative. Globally, names in the Financials and Energy sectors outperformed, the former rising on the expectation of easing regulations, and the latter on OPEC’s (the Organization of Petroleum Exporting Countries) finally achieving a consensus on caps on oil production.

The first quarter of 2017 largely extended the so-called “Trump rally”, with steady equity gains tapering off after mid-March. Most major economies, including the Eurozone and the U.S., saw solid growth throughout the quarter. The positive trends prompted the Federal Reserve Board (the “Fed”)i to continue to modestly raise rates, and set expectations for more hikes to follow. Globally, the Energy sector was the only decliner; oil prices declined during the first quarter of 2017 amid reports of large U.S. reserves and suspected cheating on OPEC’s recently-placed quotas.

Global equities finished the second quarter of 2017 with gains across most markets, in a low-volatility environment. Continued solid corporate earnings and growing economies outweighed news events that included cyber ransomware and other terror attacks, and a deteriorating outlook for trading relationships among some nations. Earnings revisions weakened at second quarter-end after months of positive trends. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics despite robust employment gains. Numerous markets had double-digit returns for the reporting period, and globally Energy was the lone sector to decline; amid higher-than-expected reserves,

QS Global Equity Fund 2017 Annual Report	1

Fund overview (cont’d)

OPEC indicated it would try to keep production low through early 2018.

These generally very strong economic statistics persisted globally through the end of the reporting period. In this environment, central banks, including those in the U.S., the U.K. and the European Union, have announced modest tightening measures. The banks industry and Information Technology (“IT”) sector were the strongest performers for the reporting period, and the Telecommunication Services, Energy and Consumer Staples sectors were the weakest.

Continental Europe was the best performing major region globally for the twelve-month reporting period. Economic gains included improving growth in both manufacturing and non-manufacturing sectors. Most European markets outperformed the MSCI World Indexii overall, and all sectors were solidly in positive territory.

The U.S. performed in line with developed markets overall for the reporting period. The big winner was the Financials sector, as the positive economic outlook led to the expectation of continued interest rate increases. Consumer confidence continued to rise, and investors were optimistic about the possibility of deregulation and tax reform. The Fed appears optimistic and may start to pare back its balance sheet against a backdrop of strong employment and low inflation. In this environment, Energy was the lagging sector, and the only one in negative territory.

The U.K. modestly underperformed the MSCI World Index overall for the reporting period. While the economy appeared on solid ground, businesses relying on imported goods suffered on currency weakness against both the euro and the U.S. dollar. The market turned negative across most sectors in June 2017 after the “snap” election did not produce a majority for the Conservative party, giving Prime Minister Theresa May a weaker hand in the Brexit (the U.K.’s referendum to leave the European Union) negotiations. Inflation appears to be picking up as well; the Bank of England’siii head said tightening may be needed in the next few months due to inflationary pressures that may build up around Brexit.

Japan underperformed the MSCI World Index for the reporting period and was the laggard among the major developed regions. The Bank of Japan (“BoJ”)iv ended 2016 with a moderately positive outlook on improved business sentiment and consumer expenditure, making no policy changes after an active year of policymaking. Japan’s gross domestic product (“GDP”)v grew at a slower pace than expected at the start of 2017, although numerous indicators were positive, including the largest trade surplus in seven years. While the government maintained its stimulus program perceiving the economy as still relatively weak, consumer confidence improved in the second quarter of 2017 amid stronger GDP growth, and the BoJ’s September 2017 Tankan survey indicated that business confidence among Japan’s largest manufacturers is higher than it has been in a decade.

The smaller regions of developed Asia ex-Japan and Australia, New Zealand and Canada had double-digit returns, but underperformed the MSCI World Index overall for the reporting period.

2	QS Global Equity Fund 2017 Annual Report

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while enhancing our process to address sustainable market shifts.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we have made several enhancements to our process including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable/unfavorable toward certain factor strategies. These tools allow us to follow our historical bottom-up stock ranking methodology, but also to identify extremes so we can step in to intervene if necessary.

Performance review

For the twelve months ended October 31, 2017, Class A shares of QS Global Equity Fund, excluding sales charges, returned 25.73%. The Fund’s unmanaged benchmark, the MSCI World Index, returned 22.77% for the same period. The Lipper Global Multi-Cap Core Funds Category Average1 returned 23.01% over the same time frame.

Performance Snapshot as of October 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
QS Global Equity Fund:
Class 1[2]	11.62%	25.75%
Class A	11.64%	25.73%
Class C	11.17%	24.73%
Class I	11.80%	26.07%
MSCI World Index	9.50%	22.77%
Lipper Global Multi-Cap Core Funds Category Average[1]	9.99%	23.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 213 funds for the six-month period and among the 187 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class 1 shares of the Fund are not available for purchases or incoming exchanges. Investors owning Class 1 shares may continue to hold those shares, but may not add to their Class 1 share positions, except through dividend reinvestment.

QS Global Equity Fund 2017 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2017, the gross total annual fund operating expense ratios for Class 1, Class A, Class C and Class I shares were 1.39%, 1.63%, 2.31% and 1.11%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 2.05% for Class C shares and 0.95% for Class I shares. In addition, the ratio of total annual fund operating expenses for Class 1 shares will not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, stock selection was positive across most regions, especially in the U.S., led by Industrials, Materials and Health Care sector names. Stock selection was also notably strong in Continental Europe, especially in the Consumer Discretionary and Energy sectors. An underweight to Australia, New Zealand and Canada added value, given the underperformance of these commodity-sensitive countries in the benchmark. At the stock level, the leading contributor to performance was an overweight to Swiss pharmaceutical firm Actelion Ltd. whose acquisition by Johnson & Johnson closed in June 2017 and which returned over 97% for the period. Overweights to Boeing Co. and California-based visual computing company NVIDIA, which had returns in the Fund of over 84% and 42%, respectively, were also major contributors.

Q. What were the leading detractors from performance?

A. The leading detractor from relative performance for the reporting period was stock selection in Japan, especially in the Telecommunication Services sector. Stock selection was also weak in the Consumer Discretionary sector of the U.S. The impact of region and sector allocation was modestly negative, primarily as a result of an underweight to Continental Europe, which was the best performing region in the benchmark. At the security level, the leading detractor from performance was Foot Locker, Inc. which posted disappointing second quarter 2017 results, noting that sales of top styles fell short and the company was affected by the limited availability of innovative new products in the market. CVS Health Corp. and Apache Corp. were also leading detractors. CVS continued to face same-store sales declines as a result of the loss of two major contracts and also

4	QS Global Equity Fund 2017 Annual Report

felt the effects of the three major hurricanes that hit the southern U.S. and Puerto Rico. Apache Corp. ran a cash flow deficit in order to develop its newly discovered oil and gas field in West Texas.

Thank you for your investment in QS Global Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

November 20, 2017

RISKS: Investments in stocks are subject to price and market fluctuations. The Fund may invest in small- and medium-capitalization companies that may involve a higher degree of risk and volatility than investments in large- capitalization companies. The Fund may use derivatives, such as forward foreign currency contracts, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund invests a significant portion of its portfolio in foreign companies which are subject to special risks associated with foreign investments. These risks include currency fluctuations; changes in political, social and economic conditions; differing securities regulations and periods of illiquidity, which could increase volatility. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2017 were: Apple Inc. (3.2%), Neste OYJ (1.4%), Boeing Co. (1.4%), Samsung Electronics Co., Ltd. (1.2%), Citigroup Inc. (1.2%), UnitedHealth Group Inc. (1.1%), Home Depot Inc. (1.1%), Citizens Financial Group Inc. (1.1%), Lowe’s Cos. Inc. (1.1%) and Bank of America Corp. (1.1%). Please refer to pages 12 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2017 were: Financials (20.0%), Information Technology (17.0%), Health Care (12.6%), Consumer Discretionary (12.3%) and Industrials (10.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

QS Global Equity Fund 2017 Annual Report	5

Fund overview (cont’d)

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

iii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

iv

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

6	QS Global Equity Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and October 31, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS Global Equity Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	11.62%	$1,000.00	$1,116.20	1.21%	$6.45	Class 1	5.00%	$1,000.00	$1,019.11	1.21%	$6.16
Class A	11.64	1,000.00	1,116.40	1.30	6.93	Class A	5.00	1,000.00	1,018.65	1.30	6.61
Class C	11.17	1,000.00	1,111.70	2.05	10.91	Class C	5.00	1,000.00	1,014.87	2.05	10.41
Class I	11.80	1,000.00	1,118.00	0.95	5.07	Class I	5.00	1,000.00	1,020.42	0.95	4.84

8	QS Global Equity Fund 2017 Annual Report

[1]	For the six months ended October 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

QS Global Equity Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class I
Twelve Months Ended 10/31/17	25.75%	25.73%	24.73%	26.07%
Five Years Ended 10/31/17	14.29	14.28	13.42	14.66
Ten Years Ended 10/31/17	3.57	3.44	2.66	3.80

With sales charges[2]	Class 1	Class A	Class C	Class I
Twelve Months Ended 10/31/17	25.75%	18.47%	23.73%	26.07%
Five Years Ended 10/31/17	14.29	12.94	13.42	14.66
Ten Years Ended 10/31/17	3.57	2.83	2.66	3.80

Cumulative total returns
Without sales charges[1]
Class 1 (10/31/07 through 10/31/17)	42.00%
Class A (10/31/07 through 10/31/17)	40.22
Class C (10/31/07 through 10/31/17)	30.00
Class I (10/31/07 through 10/31/17)	45.15

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	QS Global Equity Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of QS Global Equity Fund vs. MSCI World Index† — October 2007 - October 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of QS Global Equity Fund on October 31, 2007, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the MSCI World Index. The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor may not invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS Global Equity Fund 2017 Annual Report	11

Schedule of investments

October 31, 2017

QS Global Equity Fund

Security	Shares	Value
Common Stocks — 99.1%
Consumer Discretionary — 12.3%
Auto Components — 2.3%
Bridgestone Corp.	18,600	$888,233	(a)
Lear Corp.	6,454	1,133,258
Magna International Inc.	15,300	834,675
Sumitomo Rubber Industries Ltd.	47,700	908,457	(a)
Total Auto Components		3,764,623
Automobiles — 1.6%
Honda Motor Co., Ltd.	21,600	675,546	(a)
Mazda Motor Corp.	43,800	632,088	(a)
Suzuki Motor Corp.	26,000	1,423,064	(a)
Total Automobiles		2,730,698
Household Durables — 2.5%
Bellway PLC	35,000	1,696,517	(a)
Electrolux AB, Class B Shares	32,343	1,143,335	(a)
Persimmon PLC	33,500	1,246,521	(a)
Total Household Durables		4,086,373
Media — 2.5%
CBS Corp., Class B Shares, Non Voting Shares	18,034	1,012,068
Comcast Corp., Class A Shares	34,400	1,239,432
Sirius XM Holdings Inc.	176,000	957,440
Time Warner Inc.	9,300	914,097
Total Media		4,123,037
Multiline Retail — 0.4%
Canadian Tire Corp., Ltd., Class A Shares	5,400	662,600
Specialty Retail — 2.6%
Home Depot Inc.	11,300	1,873,314
Lowe’s Cos. Inc.	22,200	1,774,890
Ross Stores Inc.	12,080	766,959
Total Specialty Retail		4,415,163
Textiles, Apparel & Luxury Goods — 0.4%
Burberry Group PLC	26,889	679,101	(a)
Total Consumer Discretionary		20,461,595
Consumer Staples — 9.1%
Beverages — 2.3%
Diageo PLC	30,000	1,024,162	(a)
Kirin Holdings Co., Ltd.	50,000	1,194,667	(a)
PepsiCo Inc.	14,900	1,642,427
Total Beverages		3,861,256

See Notes to Financial Statements.

12	QS Global Equity Fund 2017 Annual Report

QS Global Equity Fund

Security	Shares	Value
Food & Staples Retailing — 2.6%
CVS Health Corp.	17,500	$1,199,275
Wal-Mart Stores Inc.	18,035	1,574,636
Walgreens Boots Alliance Inc.	15,801	1,047,132
William Morrison Supermarkets PLC	210,084	625,191	(a)
Total Food & Staples Retailing		4,446,234
Food Products — 1.2%
Bunge Ltd.	8,024	551,891
Tyson Foods Inc., Class A Shares	19,400	1,414,454
Total Food Products		1,966,345
Household Products — 2.2%
Church & Dwight Co. Inc.	14,742	665,896
Clorox Co.	6,500	822,445
Kimberly-Clark Corp.	6,900	776,319
Procter & Gamble Co.	16,100	1,390,074
Total Household Products		3,654,734
Tobacco — 0.8%
Imperial Brands PLC	32,891	1,341,786	(a)
Total Consumer Staples		15,270,355
Energy — 5.5%
Energy Equipment & Services — 1.2%
SBM Offshore NV	48,800	871,026	(a)
Subsea 7 SA	65,200	1,097,651	(a)
Total Energy Equipment & Services		1,968,677
Oil, Gas & Consumable Fuels — 4.3%
China Petroleum & Chemical Corp., Class H Shares	1,014,000	744,282	(a)
Exxon Mobil Corp.	7,281	606,871
Gazprom PJSC, ADR	76,199	327,197	(a)
GS Holdings Corp.	10,600	626,614	(a)
Murphy Oil Corp.	25,707	687,662
Neste OYJ	42,508	2,368,081	(a)
Petroleo Brasileiro SA, ADR	96,679	990,960	*
Repsol SA	44,709	837,893	(a)
Total Oil, Gas & Consumable Fuels		7,189,560
Total Energy		9,158,237
Financials — 20.0%
Banks — 9.6%
Bank of America Corp.	63,971	1,752,166
BNP Paribas SA	20,912	1,634,738	(a)

See Notes to Financial Statements.

QS Global Equity Fund 2017 Annual Report	13

Schedule of investments (cont’d)

October 31, 2017

QS Global Equity Fund

Security	Shares	Value
Banks — continued
BOC Hong Kong Holdings Ltd.	234,500	$1,117,478	(a)
Canadian Imperial Bank of Commerce	15,000	1,320,363
China Construction Bank Corp., Class H Shares	505,000	450,636	(a)
Citigroup Inc.	26,207	1,926,215
Citizens Financial Group Inc.	48,842	1,856,484
Danske Bank A/S	33,718	1,286,398	(a)
Industrial & Commercial Bank of China Ltd., Class H Shares	1,271,000	1,008,787	(a)
JPMorgan Chase & Co.	15,409	1,550,299
Mitsubishi UFJ Financial Group Inc.	182,000	1,237,610	(a)
Societe Generale SA	16,835	937,804	(a)
Total Banks		16,078,978
Consumer Finance — 0.5%
Capital One Financial Corp.	8,405	774,773
Diversified Financial Services — 0.7%
ORIX Corp.	63,400	1,092,328	(a)
Insurance — 8.6%
AEGON NV	141,253	834,564	(a)
Allianz SE, Registered Shares	7,524	1,747,177	(a)
Allstate Corp.	17,300	1,623,778
AXA SA	29,324	886,000	(a)
CNO Financial Group Inc.	35,744	856,784
Everest Re Group Ltd.	3,290	781,211
Legal & General Group PLC	326,000	1,156,512	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	3,915	875,823	(a)
NN Group NV	22,000	921,328	(a)
Principal Financial Group Inc.	16,084	1,059,131
SCOR SE	15,554	646,298	(a)
Swiss Life Holding AG, Registered Shares	2,378	827,552	(a)
Swiss Re AG	13,078	1,231,355	(a)
Tokio Marine Holdings Inc.	22,300	961,180	(a)
Total Insurance		14,408,693
Thrifts & Mortgage Finance — 0.6%
Essent Group Ltd.	24,800	1,056,976	*
Total Financials		33,411,748
Health Care — 12.6%
Biotechnology — 2.2%
Amgen Inc.	6,500	1,138,930
Biogen Inc.	4,897	1,526,199	*

See Notes to Financial Statements.

14	QS Global Equity Fund 2017 Annual Report

QS Global Equity Fund

Security	Shares	Value
Biotechnology — continued
Gilead Sciences Inc.	12,932	$969,383
Total Biotechnology		3,634,512
Health Care Equipment & Supplies — 1.6%
Baxter International Inc.	23,500	1,515,045
Edwards Lifesciences Corp.	10,778	1,101,835	*
Total Health Care Equipment & Supplies		2,616,880
Health Care Providers & Services — 5.3%
Aetna Inc.	6,802	1,156,544
Anthem Inc.	6,600	1,380,786
CIGNA Corp.	5,700	1,124,154
Express Scripts Holding Co.	14,600	894,834	*
Humana Inc.	4,900	1,251,215
UnitedHealth Group Inc.	9,000	1,891,980
WellCare Health Plans Inc.	5,963	1,179,124	*
Total Health Care Providers & Services		8,878,637
Life Sciences Tools & Services — 0.5%
Agilent Technologies Inc.	13,083	890,036
Pharmaceuticals — 3.0%
Bayer AG, Registered Shares	6,692	874,049	(a)
Indivior PLC	283,682	1,400,645	*(a)
Merck & Co. Inc.	16,900	931,021
Mitsubishi Tanabe Pharma Corp.	27,300	598,755	(a)
Sanofi	12,052	1,141,769	(a)
Total Pharmaceuticals		4,946,239
Total Health Care		20,966,304
Industrials — 10.0%
Aerospace & Defense — 2.6%
Arconic Inc.	30,900	776,208
Boeing Co.	9,100	2,347,618
Northrop Grumman Corp.	4,385	1,295,899
Total Aerospace & Defense		4,419,725
Airlines — 1.0%
Copa Holdings SA, Class A Shares	6,500	800,735
Southwest Airlines Co.	17,000	915,620
Total Airlines		1,716,355
Building Products — 0.7%
Owens Corning	13,496	1,115,984

See Notes to Financial Statements.

QS Global Equity Fund 2017 Annual Report	15

Schedule of investments (cont’d)

October 31, 2017

QS Global Equity Fund

Security	Shares	Value
Electrical Equipment — 0.8%
Vestas Wind Systems A/S	14,800	$1,304,805	(a)
Industrial Conglomerates — 0.4%
Smiths Group PLC	29,299	610,970	(a)
Machinery — 3.4%
Donaldson Co. Inc.	18,031	851,243
Illinois Tool Works Inc.	5,757	901,086
Kawasaki Heavy Industries Ltd.	37,900	1,321,610	(a)
Oshkosh Corp.	16,666	1,525,939
Parker Hannifin Corp.	6,334	1,156,652
Total Machinery		5,756,530
Trading Companies & Distributors — 1.1%
Ferguson PLC	12,451	868,270	(a)
Marubeni Corp.	144,600	968,618	(a)
Total Trading Companies & Distributors		1,836,888
Total Industrials		16,761,257
Information Technology — 17.0%
Communications Equipment — 2.3%
Cisco Systems Inc.	30,060	1,026,549
F5 Networks Inc.	7,100	861,017	*
Juniper Networks Inc.	39,700	985,751
Motorola Solutions Inc.	11,200	1,014,048
Total Communications Equipment		3,887,365
Electronic Equipment, Instruments & Components — 0.6%
Tech Data Corp.	10,126	939,389	*
Internet Software & Services — 1.8%
Alphabet Inc., Class A Shares	1,282	1,324,357	*
Facebook Inc., Class A Shares	9,300	1,674,558	*
Total Internet Software & Services		2,998,915
IT Services — 1.9%
Alliance Data Systems Corp.	3,850	861,360
Science Applications International Corp.	10,700	784,738
Visa Inc., Class A Shares	14,500	1,594,710
Total IT Services		3,240,808
Semiconductors & Semiconductor Equipment — 2.3%
Applied Materials Inc.	30,700	1,732,401
Broadcom Ltd.	3,544	935,297
Texas Instruments Inc.	12,620	1,220,228
Total Semiconductors & Semiconductor Equipment		3,887,926

See Notes to Financial Statements.

16	QS Global Equity Fund 2017 Annual Report

QS Global Equity Fund

Security	Shares	Value
Software — 2.2%
Citrix Systems Inc.	8,600	$710,446	*
Microsoft Corp.	9,501	790,293
Red Hat Inc.	7,014	847,502	*
VMware Inc., Class A Shares	10,700	1,280,683	*
Total Software		3,628,924
Technology Hardware, Storage & Peripherals — 5.9%
Apple Inc.	31,643	5,348,933
HP Inc.	60,000	1,293,000
NetApp Inc.	25,785	1,145,370
Samsung Electronics Co., Ltd.	822	2,023,495	(a)
Total Technology Hardware, Storage & Peripherals		9,810,798
Total Information Technology		28,394,125
Materials — 5.4%
Chemicals — 1.7%
Chemours Co.	15,461	875,247
Covestro AG	11,792	1,134,495	(a)
Huntsman Corp.	25,563	818,528
Total Chemicals		2,828,270
Containers & Packaging — 0.9%
Avery Dennison Corp.	13,260	1,407,814
Metals & Mining — 1.9%
Anglo American PLC	49,863	939,497	(a)
Fortescue Metals Group Ltd.	218,030	776,426	(a)
Outokumpu OYJ	76,048	719,344	(a)
South32 Ltd.	301,085	779,502	(a)
Total Metals & Mining		3,214,769
Paper & Forest Products — 0.9%
UPM-Kymmene OYJ	49,946	1,501,040	(a)
Total Materials		8,951,893
Real Estate — 1.0%
Real Estate Management & Development — 1.0%
China Vanke Co., Ltd., Class H Shares	223,400	794,783	(a)
CK Asset Holdings Ltd.	100,000	822,491	(a)
Total Real Estate		1,617,274
Telecommunication Services — 3.2%
Diversified Telecommunication Services — 1.4%
China Telecom Corp., Ltd., Class H Shares	1,400,000	701,737	(a)
Nippon Telegraph & Telephone Corp.	33,000	1,598,915	(a)
Total Diversified Telecommunication Services		2,300,652

See Notes to Financial Statements.

QS Global Equity Fund 2017 Annual Report	17

Schedule of investments (cont’d)

October 31, 2017

QS Global Equity Fund

Security		Shares	Value
Wireless Telecommunication Services — 1.8%
KDDI Corp.		28,000	$748,872	(a)
NTT DoCoMo Inc.		54,000	1,304,519	(a)
Vodafone Group PLC		336,124	961,675	(a)
Total Wireless Telecommunication Services			3,015,066
Total Telecommunication Services			5,315,718
Utilities — 3.0%
Electric Utilities — 1.2%
Entergy Corp.		11,500	991,990
Exelon Corp.		25,900	1,041,439
Total Electric Utilities			2,033,429
Independent Power and Renewable Electricity Producers — 0.7%
NRG Energy Inc.		46,000	1,150,000
Multi-Utilities — 1.1%
AGL Energy Ltd.		55,936	1,082,764	(a)
RWE AG		33,713	842,751	*(a)
Total Multi-Utilities			1,925,515
Total Utilities			5,108,944
Total Investments before Short-Term Investments (Cost — $125,599,881)			165,417,450

	Rate
Short-Term Investments — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,111,862)	0.961%	1,111,862	1,111,862
Total Investments — 99.8% (Cost — $126,711,743)			166,529,312
Other Assets in Excess of Liabilities — 0.2%			299,324
Total Net Assets — 100.0%			$166,828,636

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PJSC	— Private Joint Stock Company

See Notes to Financial Statements.

18	QS Global Equity Fund 2017 Annual Report

QS Global Equity Fund

Summary of Investments by Country** (unaudited)
United States	57.5%
Japan	9.3
United Kingdom	7.7
Germany	3.3
France	3.1
Finland	2.7
China	2.2
Switzerland	1.8
Canada	1.7
South Korea	1.6
Australia	1.6
Netherlands	1.6
Denmark	1.5
Hong Kong	1.2
Sweden	0.7
Brazil	0.6
Spain	0.5
Panama	0.5
Russia	0.2
Short-Term Investments	0.7
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2017 and are subject to change.

See Notes to Financial Statements.

QS Global Equity Fund 2017 Annual Report	19

Statement of assets and liabilities

October 31, 2017

Assets:
Investments, at value (Cost — $126,711,743)	$166,529,312
Foreign currency, at value (Cost — $14,307)	14,241
Receivable for Fund shares sold	420,038
Dividends and interest receivable	403,767
Prepaid expenses	41,717
Total Assets	167,409,075

Liabilities:
Payable for Fund shares repurchased	214,986
Investment management fee payable	92,321
Service and/or distribution fees payable	37,121
Trustees’ fees payable	809
Accrued expenses	235,202
Total Liabilities	580,439
Total Net Assets	$166,828,636

Net Assets:
Par value (Note 7)	$98
Paid-in capital in excess of par value	126,224,532
Undistributed net investment income	780,190
Net unrealized appreciation on investments and foreign currencies	39,823,816
Total Net Assets	$166,828,636

Net Assets:
Class 1	$1,398,628
Class A	$151,261,066
Class C	$6,274,540
Class I	$7,894,402

Shares Outstanding:
Class 1	82,745
Class A	8,910,622
Class C	366,481
Class I	465,361

Net Asset Value:
Class 1 (and redemption price)	$16.90
Class A (and redemption price)	$16.98
Class C*	$17.12
Class I (and redemption price)	$16.96
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$18.02

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	QS Global Equity Fund 2017 Annual Report

Statement of operations

For the Year Ended October 31, 2017

Investment Income:
Dividends	$3,642,610
Interest	5,988
Less: Foreign taxes withheld	(223,743)
Total Investment Income	3,424,855

Expenses:
Investment management fee (Note 2)	1,310,080
Transfer agent fees (Note 5)	431,878
Service and/or distribution fees (Notes 2 and 5)	413,019
Registration fees	73,158
Legal fees	45,817
Custody fees	38,082
Audit and tax fees	36,412
Shareholder reports	32,734
Fund accounting fees	25,784
Trustees’ fees	9,747
Insurance	2,699
Interest expense	238
Miscellaneous expenses	6,414
Total Expenses	2,426,062
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(399,759)
Net Expenses	2,026,303
Net Investment Income	1,398,552

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	21,593,454
Foreign currency transactions	(17,074)
Net Realized Gain	21,576,380
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	12,262,896
Foreign currencies	15,593
Change in Net Unrealized Appreciation (Depreciation)	12,278,489
Net Gain on Investments and Foreign Currency Transactions	33,854,869
Increase in Net Assets From Operations	$35,253,421

See Notes to Financial Statements.

QS Global Equity Fund 2017 Annual Report	21

Statements of changes in net assets

For the Years Ended October 31,	2017	2016

Operations:
Net investment income	$1,398,552	$2,024,859
Net realized gain	21,576,380	4,416,852
Change in net unrealized appreciation (depreciation)	12,278,489	(5,186,141)
Increase in Net Assets From Operations	35,253,421	1,255,570

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,200,016)	(1,300,016)
Decrease in Net Assets From Distributions to Shareholders	(2,200,016)	(1,300,016)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	26,904,763	25,663,486
Reinvestment of distributions	2,130,621	1,284,605
Cost of shares repurchased	(38,198,555)	(25,321,896)
Increase (Decrease) in Net Assets From Fund Share Transactions	(9,163,171)	1,626,195
Increase in Net Assets	23,890,234	1,581,749

Net Assets:
Beginning of year	142,938,402	141,356,653
End of year*	$166,828,636	$142,938,402
*Includes undistributed net investment income of:	$780,190	$1,610,151

See Notes to Financial Statements.

22	QS Global Equity Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$13.65	$13.66	$12.90	$11.61	$9.18

Income (loss) from operations:
Net investment income	0.15	0.20	0.13	0.12	0.12
Net realized and unrealized gain (loss)	3.32	(0.06)	0.75	1.25	2.45
Total income from operations	3.47	0.14	0.88	1.37	2.57

Less distributions from:
Net investment income	(0.22)	(0.15)	(0.12)	(0.08)	(0.14)
Total distributions	(0.22)	(0.15)	(0.12)	(0.08)	(0.14)

Net asset value, end of year	$16.90	$13.65	$13.66	$12.90	$11.61
Total return[2]	25.75%	1.02%	6.92%	11.89%	28.32%

Net assets, end of year (000s)	$1,399	$1,257	$1,385	$1,467	$1,553

Ratios to average net assets:
Gross expenses	1.32%	1.39%	1.39%	1.67%	1.78%
Net expenses[3,4]	1.25	1.30	1.38	1.50	1.46
Net investment income	0.97	1.48	0.98	0.96	1.20

Portfolio turnover rate	54%	33%	31%	35%	72%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to January 1, 2013, the total annual operating expenses for Class 1 shares did not exceed those of Class A shares less the 12b-1 differential of 0.25%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Global Equity Fund 2017 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$13.71	$13.71	$12.96	$11.67	$9.20

Income (loss) from operations:
Net investment income	0.14	0.20	0.12	0.12	0.12
Net realized and unrealized gain (loss)	3.35	(0.06)	0.76	1.26	2.46
Total income from operations	3.49	0.14	0.88	1.38	2.58

Less distributions from:
Net investment income	(0.22)	(0.14)	(0.13)	(0.09)	(0.11)
Total distributions	(0.22)	(0.14)	(0.13)	(0.09)	(0.11)

Net asset value, end of year	$16.98	$13.71	$13.71	$12.96	$11.67
Total return[2]	25.73%	1.01%	6.88%	11.85%	28.40%

Net assets, end of year (000s)	$151,261	$126,826	$127,573	$113,294	$100,271

Ratios to average net assets:
Gross expenses	1.57%	1.63%	1.66%	1.75%	1.84%
Net expenses[3,4]	1.30	1.30	1.45	1.50	1.50
Net investment income	0.92	1.48	0.91	0.95	1.16

Portfolio turnover rate	54%	33%	31%	35%	72%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation arrangement was 1.50%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	QS Global Equity Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$13.80	$13.77	$12.99	$11.70	$9.20

Income (loss) from operations:
Net investment income	0.03	0.10	0.02	0.02	0.04
Net realized and unrealized gain (loss)	3.38	(0.07)	0.76	1.27	2.48
Total income from operations	3.41	0.03	0.78	1.29	2.52

Less distributions from:
Net investment income	(0.09)	—	(0.00) [2]	—	(0.02)
Total distributions	(0.09)	—	(0.00) [2]	—	(0.02)

Net asset value, end of year	$17.12	$13.80	$13.77	$12.99	$11.70
Total return[3]	24.73%	0.29%	6.03%	11.03%	27.46%

Net assets, end of year (000s)	$6,275	$7,240	$11,178	$15,609	$20,792

Ratios to average net assets:
Gross expenses	2.28%	2.31%	2.36%	2.42%	2.37%
Net expenses[4,5]	2.05	2.05	2.21	2.25	2.25
Net investment income	0.17	0.72	0.12	0.19	0.41

Portfolio turnover rate	54%	33%	31%	35%	72%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation arrangement was 2.25%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Global Equity Fund 2017 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$13.70	$13.71	$12.96	$11.66	$9.19

Income (loss) from operations:
Net investment income	0.19	0.25	0.19	0.15	0.15
Net realized and unrealized gain (loss)	3.33	(0.06)	0.74	1.27	2.46
Total income from operations	3.52	0.19	0.93	1.42	2.61

Less distributions from:
Net investment income	(0.26)	(0.20)	(0.18)	(0.12)	(0.14)
Total distributions	(0.26)	(0.20)	(0.18)	(0.12)	(0.14)

Net asset value, end of year	$16.96	$13.70	$13.71	$12.96	$11.66
Total return[2]	26.07%	1.42%	7.25%	12.26%	28.73%

Net assets, end of year (000s)	$7,894	$7,615	$1,221	$602	$359

Ratios to average net assets:
Gross expenses	1.14%	1.11%	1.08%	1.14%	1.26%
Net expenses[3]	0.95 [4]	0.95 [4]	1.04 [4]	1.14	1.25 [4]
Net investment income	1.28	1.88	1.38	1.24	1.42

Portfolio turnover rate	54%	33%	31%	35%	72%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation arrangement was 1.25%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	QS Global Equity Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Global Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

QS Global Equity Fund 2017 Annual Report	27

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	QS Global Equity Fund 2017 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$11,168,733	$9,292,862	—	$20,461,595
Consumer staples	11,084,549	4,185,806	—	15,270,355
Energy	2,285,493	6,872,744	—	9,158,237
Financials	14,558,180	18,853,568	—	33,411,748
Health care	16,951,086	4,015,218	—	20,966,304
Industrials	11,686,984	5,074,273	—	16,761,257
Information technology	26,370,630	2,023,495	—	28,394,125
Materials	3,101,589	5,850,304	—	8,951,893
Real estate	—	1,617,274	—	1,617,274
Telecommunication services	—	5,315,718	—	5,315,718
Utilities	3,183,429	1,925,515	—	5,108,944
Total long-term investments	100,390,673	65,026,777	—	165,417,450
Short-term investments†	1,111,862	—	—	1,111,862
Total investments	$101,502,535	$65,026,777	—	$166,529,312

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2017, securities valued at $65,026,777 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

QS Global Equity Fund 2017 Annual Report	29

Notes to financial statements (cont’d)

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

30	QS Global Equity Fund 2017 Annual Report

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$23,376,045	$(23,376,045)
(b)	$(28,497)	28,497	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from real estate investment trusts.

QS Global Equity Fund 2017 Annual Report	31

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays QS Investors and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.30%, 2.05% and 0.95%, respectively. In addition, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended October 31, 2017, fees waived and/or expenses reimbursed amounted to $399,759.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

32	QS Global Equity Fund 2017 Annual Report

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2017, LMIS and its affiliates retained sales charges of $23,244 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$381	$78

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$82,848,197
Sales	93,416,687

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$126,892,567	$41,859,046	$(2,222,301)	$39,636,745

4. Derivative instruments and hedging activities

During the year ended October 31, 2017, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

QS Global Equity Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

For the year ended October 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$3,787
Class A	$345,422		401,737
Class C	67,597	†	17,111
Class I	—		9,243
Total	$413,019		$431,878

†	Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2017, the service and/or distribution fees reimbursed amounted to $20 for Class C shares.

For the year ended October 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$864
Class A	368,326
Class C	15,401
Class I	15,168
Total	$399,759

6. Distributions to shareholders by class

	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Investment Income:
Class 1	$20,379	$14,637
Class A	1,990,045	1,265,451
Class C	44,852	—
Class I	144,740	19,928
Total	$2,200,016	$1,300,016

7. Shares of beneficial interest

At October 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

34	QS Global Equity Fund 2017 Annual Report

Transactions in shares of each class were as follows:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	1,433	$20,379	1,095	$14,637
Shares repurchased	(10,778)	(159,517)	(10,425)	(138,190)
Net decrease	(9,345)	$(139,138)	(9,330)	$(123,553)

Class A
Shares sold	1,225,890	$18,980,746	1,271,506	$16,818,703
Shares issued on reinvestment	135,475	1,934,586	93,525	1,256,035
Shares repurchased	(1,703,768)	(26,118,382)	(1,418,808)	(18,755,199)
Net decrease	(342,403)	$(5,203,050)	(53,777)	$(680,461)

Class C
Shares sold	86,605	$1,358,613	141,743	$1,905,798
Shares issued on reinvestment	2,986	43,304	—	—
Shares repurchased	(247,585)	(3,833,605)	(429,042)	(5,718,541)
Net decrease	(157,994)	$(2,431,688)	(287,299)	$(3,812,743)

Class I
Shares sold	430,381	$6,565,404	519,339	$6,938,985
Shares issued on reinvestment	9,302	132,352	1,042	13,933
Shares repurchased	(530,333)	(8,087,051)	(53,390)	(709,966)
Net increase (decrease)	(90,650)	$(1,389,295)	466,991	$6,242,952

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$2,200,016	$1,300,016

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,009,616
Other book/tax temporary differences(a)	(48,605)
Unrealized appreciation (depreciation)(b)	39,642,995
Total accumulated earnings (losses) — net	$40,604,006

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

QS Global Equity Fund 2017 Annual Report	35

Notes to financial statements (cont’d)

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

10. Subsequent event

On November 30, 2017, the Fund announced that effective December 1, 2017, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule: 0.750% of assets up to and including $1 billion; 0.700% of assets over $1 billion and up to and including $2 billion; 0.650% of assets over $2 billion and up to and including $5 billion; 0.600% of assets over $5 billion and up to and including $10 billion; and 0.550% of assets over $10 billion.

36	QS Global Equity Fund 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of the QS Global Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS Global Equity Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, as of October 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the years or periods ended on or prior to October 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 16, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 19, 2017

QS Global Equity Fund 2017 Annual Report	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Global Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

38	QS Global Equity Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

QS Global Equity Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

40	QS Global Equity Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS Global Equity Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

42	QS Global Equity Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Global Equity Fund	43

Additional information (unaudited) (cont’d)

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended October 31, 2016 and October 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended October 31, 2016 and October 31, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended October 31, 2016 and October 31, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

44	QS Global Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2017:

Record date:	12/6/2016
Payable date:	12/7/2016
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	96.14%

Please retain this information for your records.

QS Global Equity Fund	45

QS

Global Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Global Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Global Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02696 12/17 SR17-3210

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2016 and October 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $427,291 in October 31, 2016 and $384,160 in October 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $64,412 in 2016 and $0 in 2017.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $39,760 in 2016 and $47,930 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul	R. Ades
Andrew	L. Breech
Dwight	B. Crane
Althea	L. Duersten
Frank	G. Hubbard
Howard	J. Johnson
Jerome	H. Miller
Ken	Miller
John	J. Murphy
Thomas	F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2017